CHANGING PARAMETERS FUND

Supplement Dated July 2, 2007 to Prospectus Dated September 1, 2006

Principal Investment Strategies

In pursuing the Fund's investment objective of total return, the Adviser has decided to utilize stock index futures contracts as a primary strategy rather than as an alternative to exchange-traded funds ("ETFs") and U.S. Treasury instruments.  The Adviser will use futures contracts in order to achieve the capital appreciation component of the Fund's total return objective and will use U.S. Government bond futures in order to achieve the income component of the Funds' total return objective.   As a result, the first three paragraphs in the "Principal Investment Strategies" section on page one of the Prospectus have been revised as follows:

The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds ("ETFs"), U.S. Treasury instruments, and futures contracts.  In general, the Fund’s investment in ETFs and stock index futures contracts is intended to achieve the capital appreciation component, and the Fund’s investment in U.S. Treasuries and U.S. Government bond futures is intended to achieve the income component of the Fund's total return objective.  The Fund typically invests in U.S. Treasuries with maturities of at least 10 years, and the Fund's allocation among equity and fixed income securities may vary without limitation.  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Adviser uses technical, quantitative, and momentum analysis to allocate the Fund's investment portfolio between the equity and fixed income markets, and among various market segments within the equity market. Technical analysis is the study of a security's past prices and trading volume for the purpose of forecasting price trends. Quantitative methods compute price trends, such as moving average price, and statistical measures, such as standard deviation, to use as predictive tools. Momentum measures use many of these same tools to measure the speed of price changes as a leading indicator of trends. The Fund will invest in ETFs and futures within specific market segments when the Adviser’s proprietary investment models indicate a high probability that the applicable market segments are likely to outperform other market segments.  The Fund will sell interests or reduce investment exposure among market segments when the Adviser’s models indicate that such markets are likely to under perform.  The Fund is actively managed and the Adviser anticipates that the Fund will have a high portfolio turnover rate.

The Fund purchases U.S. Government bond and/or stock index futures contracts rather than investing directly in U.S. Treasury instruments or in ETFs when the Adviser believes that the futures contracts will produce similar returns as the U.S. Treasury instruments or ETFs at a lower cost.  Investing in futures contracts requires an investment of only a small portion of the Fund’s assets in order to produce a return that approximates the return of the underlying U.S. government bond or stock index. This effect is referred to as “leverage.”

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Please Retain this Supplement for Future Reference